UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2024

Howard Hughes Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41779 (Commission File Number)	93-1869991 (IRS Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 719-6100

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class:	Trading Symbol(s)	registered
Common stock $0.01 par value per share	HHH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2021, William A. Ackman, Chairman of the board of directors (the “Board”) of Howard Hughes Holdings Inc. (the “Company”), notified the Board of his decision not to stand for re-election at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). Mr. Ackman’s decision was not due to any disagreement with the Company or its management relating to the Company’s operations, policies, or practices. Mr. Ackman has served as a director of the Company since 2010 and serves as a member of the Board’s Compensation Committee and Technology Committee. R. Scot Sellers, the Presiding Director of the Board, is expected to replace Mr. Ackman as Chairman of the Board following the 2024 Annual Meeting if Mr. Sellers is re-elected to the Board.

In connection with Mr. Ackman’s decision, the Board has nominated Ben Hakim, Partner at Pershing Square Capital Management, L.P., to fill the vacancy left by Mr. Ackman. Mr. Hakim has been a Partner at Pershing Square Capital Management, L.P., an SEC registered investment adviser since September 2012. He is also President of Pershing Square SPARC Holdings, Ltd., a special purpose acquisition rights company, and previously served as President of Pershing Square Tontine Holdings, Ltd., a special purpose acquisition company. Mr. Hakim was previously a Senior Managing Director at The Blackstone Group, where he worked in the Mergers & Acquisitions group for 13 years. Mr. Hakim received his Bachelor of Science from Cornell University.

Item 7.01   Regulation FD Disclosure.

A copy of the Company’s press release announcing the decision of Mr. Ackman not to stand for re-election and the nomination of Mr. Hakim is being furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD HUGHES HOLDINGS INC.

Date: April 4, 2024	By:	/s/ Joseph Valane
	Name:	Joseph Valane
	Title:	General Counsel & Secretary